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                                                                   Exhibit 10.47


                                  CURIS, INC.
                               61 Moulton Street
                              Cambridge, MA 02138

                                                     March 12, 2002



Dr. Doros Platika
Curis, Inc.
61 Moulton Street
Cambridge, MA  02138

Dear Doros:

     Reference is made to our letter agreement dated January 28, 2002 (the "January Letter Agreement"), relating to your severance arrangements and ongoing relationship with Curis, Inc. (the "Company"). This letter agreement will confirm that, notwithstanding the provisions of the second sentence of section 1 of the January Letter Agreement, you may actively pursue other employment opportunities, including self employment opportunities, as of the date of this letter agreement. All other provisions of your January Letter Agreement remain in full force and effect, and you specifically acknowledge your continued obligations under section 6 of the January Letter Agreement relating to your Invention and Non-Disclosure Agreement and Non-Compete and Non-Solicitation Agreement (as defined therein).

     Please indicate your agreement to the above by countersigning this letter agreement in the space provided below.

                                   Sincerely yours,

                                   CURIS, INC.


                                   By: /s/ Daniel R. Passeri
                                       ---------------------------------------



ACKNOWLEDGED AND AGREED,

/s/ Doros Platika
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Dr. Doros Platika